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 MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - FLEXIBLE INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
 International     08/03/09       --  $99.920 $1,000,000,000.00         30,000     0.00%  0.10%     Bofa Merrill         Banc of
   Paper Co.                                                                                         Lynch, BNP          America
   7.500% due                                                                                       PARIBAS, BBVA
   8/15/2021                                                                                         Securities,
                                                                                                       CALYON,
                                                                                                     Commerzbank
                                                                                                    Corporates &
                                                                                                   Markets, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., Mitsubishi
                                                                                                 UFJ Securities USA
                                                                                                    Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                    Inc., Scotia
                                                                                                  Capital, SOCIETE
                                                                                                   GENERALE, Wells
                                                                                                  Fargo Securities,
                                                                                                  J.P. Morgan, UBS
                                                                                                   Investment Bank

  First Energy     08/04/09       --  $99.998   $600,000,000.00          5,000     0.00%  0.02%    Morgan Stanley,      Barclays
Solutions Corp.                                                                                  Barclays Capital,       Capital
   6.050% due                                                                                     Credit Suisse,
   8/15/2021                                                                                       RBS, KeyBanc
                                                                                                 Capital Markets,
                                                                                                 SunTrust Robinson
                                                                                                  Humphrey, U.S.
                                                                                                      Bancorp
                                                                                                Investments, Inc.,
                                                                                                   The Williams
                                                                                                Capital Group, L.P.

     Watson        08/18/09       --  $99.796   $400,000,000.00         15,000     0.00%  0.05%     BofA Merrill        Banc of
Pharmaceuticals                                                                                   Lynch, Barclays       America
Inc. 6.125% due                                                                                    Capital, Wells
   8/15/2019                                                                                     Fargo Securities,
                                                                                                   CIBC,,, Fortis
                                                                                                  Securities LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                 Mizuho Securities
                                                                                                     USA Inc.,

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  Viacom Inc.      08/19/09       --  $99.247   $250,000,000.00         10,000     0.00%  0.03%    Citi, Deutsche        Deutsche
   5.625% due                                                                                    Bank Securities,      Securities
   9/15/2019                                                                                        RBS, Daiwa
                                                                                                Securities America
                                                                                                   Inc., Mizuho
                                                                                                   Securities USA
                                                                                                 Inc., BNP PARIBAS,
                                                                                                 BNY Mellon Capital
                                                                                                    Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Scotia
                                                                                                   Capital, Lloyds
                                                                                                    TSB Corporate
                                                                                                       Markets

    American       08/20/09       --  $99.904 $1,500,000,000.00         35,000     0.00%  0.11%   Citigroup Global       Banc of
 Express Credit                                                                                    Markets, Inc.,        America
  Corp. 5.125%                                                                                    Credit Suisse
 due 8/15/2014                                                                                    Securities (USA)
                                                                                                LLC, RBS Securities
                                                                                                 Inc., BNP Paribas
                                                                                                 Securities Corp.,
                                                                                                   Deutsche Bank
                                                                                                  Securities Inc.,
                                                                                                    J.P. Morgan
                                                                                                  Securities Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities (USA)
                                                                                                  Inc., CastleOak
                                                                                                  Securities L.P.,
                                                                                                  Utendahl Capital
                                                                                                Partners, L.P., The
                                                                                                  Williams Capital
                                                                                                    Group, L.P.

   Avanlonbay      09/08/09       --  $99.896   $250,000,000.00         25,000     0.01%  0.08%     Wells Fargo        JP Morgan
  Communities                                                                                    Securities, LLC,
Inc. 6.100% due                                                                                   Banc of America
   3/15/2020                                                                                       Securities LLC,
                                                                                                 Citigroup Global
                                                                                                Markets Inc., J.P.
                                                                                                 Morgan Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated

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CenturyTel Inc.    09/14/09       --  $99.891      $250,000,000         10,000     0.00%  0.03%    BofA Merrill         Banc of
   6.150% due                                                                                    Lynch, Barclays       America
   9/15/2019                                                                                      Capital, J.P.
                                                                                                    Morgan, Wells
                                                                                                  Fargo Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Morgan
                                                                                                 Stanley, SunTrust,
                                                                                                 Robinson Humphrey,
                                                                                                    Deutsche Bank
                                                                                                 Securities, Morgan
                                                                                                  Keegan & Company,
                                                                                                 Inc., U.S. Bancorp
                                                                                                  Investments, Inc.

 Newmont Mining    09/15/09       --  $99.502      $900,000,000         75,000     0.00%  0.24%     Deutsche Bank          UBS
  Corp. 5.125%                                                                                    Securities, UBS      Securities
 due 10/01/2019                                                                                   Investment Bank,
                                                                                                     Citi, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., HSBC, J.P.
                                                                                                Morgan, RBS, Scotia
                                                                                                    Capital, ANZ
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                 BNY Mellon Capital
                                                                                                 Markets, LLC, BBVA
                                                                                                  Securities, CIBC,
                                                                                                 SOCIETE GENERALE,
                                                                                                BMO Capital Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBC
                                                                                                  Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                 Investments, Inc.

     Potash        09/23/09       --  $99.109      $500,000,000         20,000     0.00%  0.06% BofA Merrill Lynch,      Banc of
 Corporation of                                                                                  HSBC, RBC Capital       America
  Saskatchewan                                                                                     Markets, Scotia
   4.875% due                                                                                   Capital, BMO Capital
   3/30/2020                                                                                    Markets, CIBC, Rabo
                                                                                                   Securities USA,
                                                                                                Inc., TD Securities,
                                                                                                   UBCS Investment
                                                                                                Bank, Mitsubishi UFJ
                                                                                                Securities, SOCIETE
                                                                                                 GENERALE, Comerica
                                                                                                Securities, Goldman,
                                                                                                Sachs & Co., Morgan
                                                                                                       Stanley

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 The Kroger Note   09/24/09       --  $99.889      $500,000,000         20,000     0.00%  0.06%    BofA Merrill         Banc of
   3.900% due                                                                                       Lynch, J.P.          America
    10/1/2015                                                                                      Morgan, Citi,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, U.S.
                                                                                                Bancorp Investments,
                                                                                                  Inc., Wells Fargo
                                                                                                 Securities, Fortis
                                                                                                Securities LLC, The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

 Amphenol Corp.    10/29/09       --  $99.813      $600,000,000         15,000     0.00%  0.05%     BofA Merrill        Banc of
   4.750% due                                                                                     Lynch, Deutsche       America
   11/15/2014                                                                                     Bank Securities,
                                                                                                 J.P. Morgan, Wells
                                                                                                  Fargo Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    TD Securities

 CA Inc. 5.375%     11/9/09       --  $99.162      $750,000,000         60,000     0.06%  0.19% BofA Merrill Lynch,     JP Morgan
  due 12/1/2019                                                                                  Citi, J.P. Morgan,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                  Barclays Capital
                                                                                                    BNP PARIBAS,
                                                                                                  Goldman, Sachs &
                                                                                                    Co., KeyBanc
                                                                                                  Capital Markets,
                                                                                                 Mizuho Securities
                                                                                                  USA Inc., Scotia
                                                                                                   Capital, U.S.
                                                                                                      Bancorp
                                                                                                 Investments, Inc.,
                                                                                                    Wells Fargo
                                                                                                 Securities, HSBC,
                                                                                                        RBS

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      Quest        11/12/09       --  $98.491      $500,000,000         20,000     0.00%  0.06% BofA Merrill Lynch,  Banc of America
Diagnostics Inc.                                                                                  Morgan Stanley,
   4.750% due                                                                                     RBS, Wells Fargo
    1/30/2020                                                                                     Securities, J.P.
                                                                                                    Morgan, U.S.
                                                                                                      Bancorp
                                                                                                 Investments, Inc.,
                                                                                                  CALYON, Barclays
                                                                                                 Capital Mitsubishi
                                                                                                  UFJ Securities

Amerisourcebergen  11/16/09       --  $99.174      $400,000,000         10,000     0.00%  0.03%     BNP PARIBAS,     Bank of America
Corp. 4.875% due                                                                                J.P. Morgan, Scotia
   11/15/2019                                                                                   Capital, Wells Fargo
                                                                                                Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                  & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

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Boston Scientific  12/10/09       --  $99.031      $850,000,000         35,000     0.00%  0.11%    Deutsche Bank        JP Morgan
 Corp Note 6.00%                                                                                  Securities, BofA
  due 1/15/2020                                                                                    Merrill Lynch,
                                                                                                  Barclays Capital,
                                                                                                  BNP PARIBAS, RBS
                                                                                                 J.P. Morgan, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                     Wells Fargo
                                                                                                  Securities, BBVA
                                                                                                   Securities, BNY
                                                                                                   Mellon Capital
                                                                                                  Markets, LLC, RBC
                                                                                                  Capital Markets,
                                                                                                Scotia Capital, ING
                                                                                                  Wholesale, Allied
                                                                                                    Irish Banks,
                                                                                                 Corporate Banking,
                                                                                                 Standard Chartered
                                                                                                        Bank
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